Prudential Variable Investment Plan

Prudential Qualified Variable Investment Plan

Supplement Dated December 5, 2005

To

Prospectuses Dated May 2, 2005

We are issuing this supplement to describe changes made with respect to certain portfolios of The Prudential Series Fund, Inc. (Series Fund). The Board of Directors of the Series Fund has approved the following sub-adviser changes to be effective as of December 5, 2005:

The Prudential Series Fund, Inc. – Sub-adviser Changes

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Prudential Equity Portfolio. GE Asset Management, Incorporated has been removed as sub-adviser to a portion of the portfolio. Salomon Brothers Asset Management, Inc. (an existing co-subadviser to the Portfolio) has assumed responsibility for the assets previously managed by GE Asset Management, Incorporated. Jennison Associates LLC will continue to manage a portion of the portfolio.

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Prudential Global Portfolio. LSV Asset Management, Marsico Capital Management, LLC, T. Rowe Price Associates, Inc. and William Blair & Company, LLC have replaced Jennison Associates LLC as sub-advisers to the portfolio. Each new sub-adviser is responsible for managing a portion of the portfolio.

At the end of 2005, the Prudential Series Fund, Inc. will convert from a Maryland corporation to a Delaware statutory trust. The Fund is making that conversion for tax-related reasons. As a Delaware statutory trust, the Prudential Series Fund will drop "Inc." from its name. We amend the references in each prospectus to the Prudential Series Fund's name accordingly.

This supplement should be read and retained with the current prospectus for your annuity contract. If you would like another copy of a current prospectus or a statement of additional information, please contact us at (888) PRU-2888. This supplement is intended to update information in the May 2, 2005 prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity referenced here that you do not own.

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